Exhibit 99.1

DRAFT

FOR IMMEDIATE RELEASE

Valo Health and Khosla Ventures Acquisition Co. to Combine and Create Publicly Traded Company Focused on Transforming the Drug Discovery and Development Process

•	Valo is building a fully integrated end-to-end human-centric AI-driven drug discovery platform that aims to improve the success rates for the discovery, development and approval of new drugs

•	Transaction represents a pro forma market value of approximately $2.8 billion for the combined company

•

Valo anticipates the pro forma cash balance of the combined company will be approximately $750 million before expenses, including existing Valo cash, the gross PIPE proceeds and the net cash held in KVAC’s trust, assuming no redemptions

•

$168.5 million fully committed PIPE from leading institutional investors including: a leading integrated healthcare delivery network, Khosla Ventures, NG MGG Strategic, Caz Investments, and returning investors Koch Disruptive Technologies, Flagship Pioneering, Public Sector Pension Investment Board (PSP), Invus, State of Michigan Retirement Systems, HBM Healthcare Investments and Longevity Vision Fund

•	Net proceeds expected to be used to accelerate the development of Valo’s proprietary technology platform and further scale its therapeutic and data strategy programs

•

Valo’s Opal Computational Platform™ is powered by human-centric data comprising significant longitudinal data and omic data to enable discovery, design, and development of drugs on a single platform spanning the full therapeutic discovery and development process

•

Valo and Khosla Ventures Acquisition Co. believe AI and high throughput automation, melded with traditional drug development expertise, have the potential to transform the drug discovery and development industry

•	Samir Kaul, Founding Partner and Managing Director at Khosla Ventures to join Valo’s Board of Directors following the completion of the business combination

BOSTON, MA (June 9, 2021) – Valo Health LLC (“Valo”), the technology company using human-centric data and artificial intelligence (AI) powered computation to transform the drug discovery and development process, and Khosla Ventures Acquisition Co. (“KVAC”) (NASDAQ: KVSA), a special purpose acquisition company founded by affiliates of Khosla Ventures, LLC, announced today that they have entered into a definitive merger agreement.

A Flagship Pioneering company, Valo is building a fully-integrated, end-to-end approach to developing drugs from target discovery through approval using its Opal Computational Platform™. Built on large scale, high quality longitudinal and omics data, Valo’s Opal platform is designed to accelerate the rate of drug discovery compared to that of traditional operators, by allowing information and data to be shared in parallel at every stage of the drug discovery and development process, reducing the dependency on surrogates, and enabling insights across preclinical and clinical to drive towards therapeutic success. Valo has built an internal pipeline with two clinical stage assets and 15 prioritized pre-clinical assets across cardiovascular metabolic renal, neurodegeneration and oncology fields, as well as a deep pipeline of additional candidates. This transaction positions Valo to use the full power of technology to accelerate multiple programs through clinical trials.

David Berry, CEO of Valo, said:

“We see this partnership with KVAC as a unique and fantastic opportunity to bring the future forward to transform and accelerate the discovery and development of life-changing therapeutics. Khosla’s reputation is second to none for building and investing in transformational technology-enabled businesses, and we believe this partnership helps realize our vision—of accelerating the creation of life changing drugs.”

Samir Kaul, Founding Partner and Managing Director at Khosla Ventures, said:

“Khosla Ventures invests in bold, early & impactful companies and believes Valo meets these criteria. Valo is building an end-to-end fully-integrated computational approach to drug discovery and development – one built on human data throughout the entire process. They have already established an impressive lineup of clinical and early discovery therapeutic programs. By bringing powerful computational approaches and human data across the lifecycle of drug discovery and development – aiming to reduce time, cost and risk to programs—Valo offers to potentially change the value curve for a trillion-dollar market segment. Valo fits squarely into the companies we are excited to back and bring our experience to.”

KVAC set out to partner with a private, high quality growth company that intends to address a large market opportunity with highly differentiated and proprietary technology.    KVAC believes there are a number of deeply technical sectors, including pharmaceuticals, climate, food and others, where scale capital can accelerate growth, and where a SPAC vehicle provides a more optimized financing transaction than traditional public financings. KVAC believes that the Valo acceleration model, driven by human-centric data and computation, offers a scalable and differentiated drug development model that meets these criteria—and coupled with the company’s preclinical and clinical programs, has the company well positioned for growth. With two in-licensed clinical stage assets and 15 preclinical programs across cardiovascular metabolic renal, oncology, and neurodegenerative diseases, KVAC believes Valo meets both of the foregoing criteria. KVAC and Valo believe that AI and high throughput automation, melded with traditional drug development expertise, will improve drug discovery in a dramatic way, reduce the significant failure rate inherent in traditional drug development, improve return on research investment and increase drug approvals. KVAC believes that Valo’s use of AI across its pipeline from target discovery and therapeutic development, to clinical development, trial design, and patient care, gives Valo significant advantages over companies that have largely focused AI on trying to improve single points of the therapeutic pipeline. Further, KVAC is excited to partner with Flagship Pioneering, which founded Valo, Indigo, Moderna, and more than 100 science-based businesses, to help Valo revolutionize the pharmaceutical industry.

Transaction Overview

The transaction values the combined company at a pro forma market value of approximately $2.8 billion. The combined company is anticipated to have a pro forma cash balance of approximately $750 million before deducting anticipated transaction expenses, including existing Valo cash of approximately $250 million as of the date hereof, approximately $333 million of net cash held in KVAC’s trust, after deducting deferred underwriting commissions and assuming no redemptions, and a $168.5 million private investment in public equity (“PIPE”) priced at $10.00 per share. Institutional and strategic investors or their affiliates and existing Valo shareholders that have committed to participate in the PIPE include a leading integrated healthcare delivery network, Khosla Ventures, NG MGG Strategic, Caz Investments, and returning investors Koch Disruptive Technologies, Flagship Pioneering, Public Sector Pension Investment Board (PSP Investments), Invus, State of Michigan Retirement Systems, HBM Healthcare Investments and Longevity Vision Fund. Net proceeds from this transaction after transaction expenses will be used to advance Valo’s preclinical and clinical assets, develop its software platform, support new and existing growth initiatives and working capital, and other general purposes.

The sponsor of KVAC has agreed to a 12-month lock-up following the acquisition, with early release based on the achievement of performance targets, as further discussed in the KVAC prospectus. The sponsor has also agreed to subject half of its sponsor promote to a tiered structure that rewards success at performance vesting thresholds, significantly above the current stock price further detailed in the prospectus. In addition, the KVAC sponsor is supporting the SPAC with a $25 million forward purchase agreement backstop and KVAC has no warrants.

The closing of this transaction is anticipated to occur in the third quarter of 2021 and is subject to the approval of KVAC’s stockholders and the satisfaction or waiver of certain other customary closing conditions.

Samir Kaul, Founding Partner and Managing Director at Khosla Ventures, is expected to join Valo’s Board of Directors following the completion of the business combination.

Additional information about the proposed transaction, including a copy of the Business Combination Agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed today by KVAC with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Advisors

J.P. Morgan Securities LLC is serving as the financial advisor to Valo and as KVAC’s sole placement agent for the PIPE. Goodwin Procter LLP is acting as legal counsel to Valo. Latham & Watkins LLP is acting as legal counsel to KVAC. Cooley LLP is acting as legal counsel to the placement agent.

Presentation Details

Valo and KVAC’s joint investor conference call to discuss the proposed transaction can be accessed via webcast at:

https://services.choruscall.com/mediaframe/webcast.html?webcastid=L2pXMuhi and Valos’s website: https://www.valohealth.com/investors

About Valo Health

Valo Health, LLC (“Valo”) is a technology company built to transform the drug discovery and development process using human-centric data and artificial intelligence (“AI”) computation. As a digitally native company, Valo aims to full integrate human-centric data across the entire drug development lifecycle into a single unified architecture, thereby accelerating the discovery and development of life-changing drugs while simultaneously reducing the cost, time, and failure rate. The company’s Opal Computational Platform™ consists of an integrated set of capabilities designed to transform data into valuable insights that may accelerate discoveries and enable Valo to advance a robust pipeline of programs across cardiovascular metabolic renal, oncology, and neurodegenerative disease. Founded by Flagship Pioneering and headquartered in Boston, MA, Valo also has offices in Lexington, MA, San Francisco, CA, Princeton, NJ, and in Branford, CT. To learn more, visit www.valohealth.com.

About Khosla Ventures Acquisition Co.

Khosla Ventures Acquisition Co. (“KVAC”) is a special purpose acquisition company sponsored by affiliates of Khosla Ventures, LLC. Khosla Ventures manages a series of venture capital funds that make early-stage venture capital investments and provide strategic advice to entrepreneurs building companies with lasting significance. The firm was founded in 2004 by Vinod Khosla, co-founder of Sun Microsystems. Khosla Ventures has over $14 billion dollars of assets under management and focuses on a broad range of sectors including artificial intelligence, agriculture/food, consumer, enterprise, financial services, health, space, sustainable energy, robotics, VR/AR and 3D printing. Collectively, Khosla Ventures portfolio of investments has created nearly half a trillion dollars in market value.

The mission of Khosla Ventures is to be bold, early and impactful and to partner with new companies seeking to positively impact the human condition through technology. Khosla Ventures is an investor and close partner to a number of leading companies in machine learning and robotics, including Berkshire Grey and OpenAI. With a special focus on biomedical applications of AI and automation, Khosla Ventures is continuing to partner with companies at multiple stages of development, spanning diagnostics companies like AliveCor in ECG and Caption Health in ultrasound, through lab automation companies like OpenTrons, into machine learning driven therapeutics companies like Atomwise and Deep Genomics.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Valo and KVAC. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. KVAC intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of KVAC, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all KVAC shareholders. KVAC also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of KVAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by KVAC through the website maintained by the SEC at www.sec.gov.

The documents filed by KVAC with the SEC also may be obtained free of charge at KVAC’s website at https://khoslaventuresacquisitionco.com/kvsa or upon written request to Secretary at Khosla Ventures Acquisition Co., 2128 Sand Hill Road, Menlo Park, California 94025.

Participants in Solicitation

KVAC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from KVAC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Valo and KVAC, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, expected use of proceeds, future financial condition and performance of Valo and expected financial impacts of the transaction (including pro forma enterprise value and cash balance), the satisfaction of closing conditions to the transaction, the PIPE transaction, the level of redemptions of KVAC’s public shareholders and expected future performance and market opportunities of Valo. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of KVAC’s securities, (ii) the risk that the transaction may not be completed by the business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by either party, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the merger agreement by the shareholders of KVAC, the satisfaction of the minimum trust account amount following any redemptions by KVAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the transaction on Valo’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Valo, (ix) the outcome of any legal proceedings that may be instituted against Valo or against KVAC related to the merger agreement or the proposed transaction, (x) the ability to maintain the listing of KVAC’s securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which Valo operates, variations in operating performance across competitors, changes in laws and regulations affecting Valo’s business and changes in the combined capital structure, (xii) the ability to implement business plans and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive drug discovery and development industry, and (ix) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 discussed above and other documents filed by KVAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Valo and KVAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Valo nor KVAC gives any assurance that either Valo or KVAC, or the combined company, will achieve its expectations.

Contact Information

Valo

Media:

Jennifer Hanley, VP Corporate Communications

jhanley@valohealth.com

Investor Contact:

Graeme Bell, CFO

Gbell@valohealth.com

KVAC

Peter Buckland, CFO

information@khoslaventures.com